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                                                                   EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

    In re                                    )    Case Nos. 01-56156, 01-56158
                                             )    56160
    COOKER RESTAURANT                        )
    CORPORATION, et al.,(1)                  )    Jointly Administered Under
                                             )    CASE NO. 01-56156
        Debtors and Debtors in Possession    )    Chapter 11
                                             )    Judge: Donald E. Calhoun, Jr.

              ORDER PURSUANT TO SECTION 1129 OF THE BANKRUPTCY CODE CONFIRMING THE DEBTORS' FIRST AMENDED PLAN OF REORGANIZATION
                         DATED JULY 3,2002 (AS REVISED)(2)


     Cooker Restaurant Corp., CGR Management Corporation and Southern Cooker Limited Partnership, the debtors and debtors-in-possession in the captioned Chapter 11 cases (the "Debtors"), having on May 25, 2001 (the "Petition Date") filed voluntary petitions for relief under the provisions of Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code"); and having on July 9, 2002 filed the Debtors' First Amended Plan of Reorganization Dated July 3, 2002 (As Revised) (the "Plan")(3) and the First Amended Disclosure Statement Dated July 3, 2002 (As Revised) Pursuant to
Section 1125 of the Bankruptcy Code Describing the Debtors' First Amended Plan of Reorganization Dated July 3, 2002 (As Revised) (the "Disclosure Statement"); and notice of filing of the Plan and Disclosure Statement and other related materials having been distributed by the Debtors on or about July 17,


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(1) CGR Management Corporation, a Florida corporation and Southern Cooker
Limited Partnership, an Ohio partnership, both of which are affiliates of the Cooker Restaurant Corporation are also debtors in possession.

(2) Capitalized terms contained in this Order shall have the meaning set forth in the Plan.

(3) Subsequent to filing the Plan, the Debtors filed: (1) Notice re: Filing of Missing Page of Exhibits to Amended Disclosure Statement; (2) Notice of Modification of Exhibit Q to Disclosure Statement; (3) Notice of Submission of Red-Lined Change Pages to Disclosure Statement and Plan. The terms "Plan" and "Disclosure Statement" includes reference to these documents.


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 2002 to all holders of claims against and equity interests in the Debtors (the
"Solicitation") as required by the Court's Order Granting Debtors' Motion for the Entry of An Order (1) Approving Solicitation, Voting, Balloting and Notice Procedures and (2) Setting Confirmation Hearing and Certain Deadlines in Connection with the First Amended Plan of Reorganization of Cooker Restaurant Corporation and its Subsidiaries; and a Ballot Analysis having been filed with this Court on September 5, 2002; and the Court having entered an order (the "Disclosure Statement Order"), approving the Disclosure Statement and finding that the Disclosure Statement contained "adequate information" within the meaning of section 1125 of the Bankruptcy Code and that the Disclosure Statement complied with all applicable nonbankruptcy laws, rules and regulations concerning the adequacy of disclosure; and the Court having found that due notice of the hearing on the Disclosure Statement (the "Disclosure Statement Hearing") was provided in accordance with the Disclosure Statement Order and all applicable provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"); and the Court having further scheduled a hearing pursuant to Sections 1128 and 1129 of the Bankruptcy Code and Bankruptcy Rule 3017(c) to consider confirmation of the Plan (the "Confirmation Hearing"); and the Declaration of Service of Jeffrey N. Pomerantz, dated September 3, 2002, having been filed with this Court with respect to the Solicitation; and the Declaration of Eamon Fahey (the Fahey Declaration") with respect to the reasonableness of the fees and expenses incurred by the Indenture Trustee with respect to the Debtors' Debentures having been filed with the Court; and the Court having considered the objections to confirmation (the "Objections") filed by (1) Wayne County Treasurer; (2) Oakland County Treasurer; (3) City of Raleigh; (4) State of Ohio


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Department of Taxation; (5) Bell Tower and (6) the reservation of rights filed by the Debtors' secured real property lenders (the "Bank Group"), upon the record of the Confirmation Hearing and all of the affidavits and declarations filed, evidence adduced and arguments of counsel made at the Confirmation Hearing; and capitalized terms used and not defined herein having the respective meanings ascribed to them in the Plan; and after due deliberation and sufficient cause appearing therefor, this Court hereby FINDS THAT:

     1. The Plan complies with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(1) of the Bankruptcy Code.

     2. The Plan has been duly accepted by the classes of creditors whose acceptance is required by law for confirmation of the Plan in accordance with the provisions of Sections 1126 and 1129 of the Bankruptcy Code.

     3. The Debtors, as the proponents of the Plan, have complied with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(2) of the Bankruptcy Code.

     4. The Plan has been proposed in good faith and not by any means forbidden by law, as required by section 1129(a)(3) of the Bankruptcy Code.

     5. As required by section 1129(a)(4) of the Bankruptcy Code, any payment made or to be made by the Debtors, or by a person issuing securities or acquiring property under the Plan, to professionals retained by the Debtors for services or for costs and expenses in or in connection with the Case, or in connection with the Plan and incident to the Case, have been approved by, or are subject to the approval of this Court as reasonable, including, but not limited to, the Allowed Administrative Claim of the Indenture Trustee under the Debtors' Debentures.


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     6. As required by section 1129(a)(5) of the Bankruptcy Code, the Debtors, as the proponents of the Plan, have disclosed the identity and affiliations of all individuals proposed to serve, after confirmation of the Plan, as a director, officer or voting trustee of Reorganized CRC under the Plan. The appointment to, or continuance in, office of such individuals is consistent with the interests of creditors and equity security holders and with public policy. The Debtors, as the proponents of the Plan, have disclosed the identity of all insiders that will be employed or retained by Reorganized CRC under the Plan and the nature of any compensation of such insiders.

     7. No governmental regulatory commission has jurisdiction, after confirmation of the Plan, over the rates of Reorganized CRC, and the Plan complies with section 1129(a)(6) of the Bankruptcy Code.

     8. As required by section 1129(a)(7) of the Bankruptcy Code, with respect to each impaired Class of Claims or Interests under the Plan, each holder of a Claim or Interest of each such Class has accepted the Plan, or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would so receive or retain if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code on such date.

     9. The Plan complies with section 1129(a)(9) of the Bankruptcy Code in that:

        a. With respect to any Claim for an administrative expense of the kind described in section 503(b) of the Bankruptcy Code, the Plan provides that such Claim is not impaired and further provides that the holder of such Claim will be paid by Reorganized CRC,


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on account of such Claim, Cash equal to the allowed amount of such Claim on the later of (i) the Effective Date and (ii) the date such Claim becomes an Allowed Claim; provided, however, that (1) such holder may be treated on such less favorable terms as may be agreed to by such holder, and (2) any such Claim representing liabilities incurred by the Debtors in the ordinary course of their business during the Case shall be paid by Reorganized CRC in accordance with the terms and conditions of the particular transactions and agreements relating thereto;

        b. With respect to any Claim for a Tax to the extent that it is entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code, the Plan provides that the holder of such Claim that is an Allowed Claim (i) shall receive deferred payments on account of its Allowed Claim over a period of six
(6) years from the Effective Date. Each claimant shall receive monthly installments of principal and interest on the unpaid portion thereof at 5.5% per annum with the first installment due on the first day of the first month following the thirtieth (30th) day after the Effective Date with each installment due each one month thereafter. The Debtors may, without penalty, prepay the entire amount of a Priority Tax Claim at any time.

     10. The Plan has been accepted by at least one Class of impaired Claims, excluding votes cast by insiders, as required by section 1129(a)(10) of the Bankruptcy Code.

     11. Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of Reorganized CRC or any successor to the Debtors under the Plan, as required by section 1129(a)(11) of the Bankruptcy Code.


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     12. All fees payable under 28 U.S.C. Section 1930 have been paid or the
Plan provides for the payment of all such fees on the Effective Date, as required by section 1129(a)(12) of the Bankruptcy Code.

     13. As required by section 1129(a)(13) of the Bankruptcy Code, any Claims against the Debtors for payment of any retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code, are not impaired under the Plan.

     14. Claims in Classes 1(a), 1(b), 1(c), 1(f), 1(g), 3(a), 3(b) and 3(c) and
Interests in Class 4 are impaired under the Plan.

     15. Holders of Claims in Classes 1(a), 1(b), 3(a), 3(b) and 3(c) have voted to accept the Plan. No Holder of a Claim in Class 1(g) voted. Not all creditors in class 1(c) and 1(f) voted to accept the Plan. Holders of Claims in Classes 1(d) and 1(e) were not impaired under the Plan and are conclusively presumed to have accepted the Plan pursuant to Bankruptcy Code section 1126(g).

     16. Holders of Interests in Class 4 were not entitled to vote on the Plan and are conclusively presumed to have rejected the Plan pursuant to Bankruptcy Code section 1126(g).

     17. With respect to the holders of Claims or Interests in Classes 1(g) and 4 and those creditors in Classes 1(c) and 1(f) who did not vote, the Plan does not discriminate unfairly and is fair and equitable within the meaning of section 1129(b)(2)(B)(ii) or section 1129(b)(2)(C)(ii) of the Bankruptcy Code, as applicable, because no holder of any junior Claim or Interest, as applicable, will receive or retain any property under the Plan on account of such junior Claim or Interest.


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     18. The Plan provides adequate means for its implementation, as required by section 1123(a)(5) of the Bankruptcy Code.

     19. The Plan provides for the inclusion in the Debtors' certificate of incorporation of all provisions required by section 1123(a)(6) of the Bankruptcy Code.

     20. The Debtors will have, immediately upon the Effective Date, sufficient Cash to make all payments required to be made on the Effective Date pursuant to the terms of the Plan.

     21. It is not the principal purpose of the Plan to avoid taxes or the application of any federal or state securities laws.

     22. The Debtors have provided the non-debtor parties to those executory contracts and unexpired leases identified on Exhibit "A" hereto which are being assumed under the Plan with adequate assurance of Reorganized CRC's future performance under those executory contracts and unexpired leases.

     23. The Plan has been proposed in good faith and in compliance with applicable provisions of the Bankruptcy Code; and the solicitation of acceptances or rejections of the Plan by all Persons and the offer, issuance, sale, or purchase, of a security offered or sold under the Plan has been in good faith and in compliance with applicable provisions of the Bankruptcy Code.

     24. Substantive consolidation of the Cases as contemplated under the Plan is in the best interests of the Debtors, the Estates and their creditors.


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        Accordingly, it is hereby ORDERED, DETERMINED AND DECREED THAT:

                                     Objections to the Plan

     25. Objections to confirmation of the Debtors' Plan were resolved as follows:

        a. The objection filed by the Wayne County Treasurer has been resolved pursuant to Stipulation, a copy of which is attached hereto as Exhibit D.

        b. The objection of the Oakland County Treasurer has been resolved pursuant to Stipulation, a copy of which is attached hereto as Exhibit E.

        c. The objection filed by Bell Tower Properties, L.P was resolved pursuant to the Stipulation and Order Between the Debtors and Bell Tower Properties, L.P. Concerning Confirmation of the Plan, Cure Amount for Assumption of the Lease and Debtors' Motion to Assume and Assign Its Leasehold Interest in the Ft. Myers Florida Lease and to Sell the Lease and Attendant Furniture, Fixtures and Equipment Free and Clear of Liens (the "Bell Tower Stipulation"), a copy of which is attached hereto as Exhibit F.

        d. The objection of the City of Raleigh has been resolved by the Debtors agreement that the City of Raleigh's claim in the amount of $677.80 is secured.

        e. The objection of the State of Ohio Department of Taxation has been resolved by the Debtors modification of Article VI(c) of the Plan to reflect that the exculpation applies only to activities related to the Cases. The modified language is set forth at section 44. of this Order. Accordingly, the State of Ohio Department of Taxation has withdrawn its objection.

        f. The objection filed by the Bank Group has been withdrawn.

                            Confirmation of the Plan


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                            Confirmation of the Plan

     26. Pursuant to section 1129 of the Bankruptcy Code, the Plan is hereby confirmed and the Debtors are authorized and directed, without need for action by any director(s), shareholder(s) or limited partner(s) to implement the Plan in accordance with the terms thereof and to take any and all actions contemplated to be taken by the Debtors under the Plan including, but not limited to, executing, delivering, acknowledging, sealing, filing, submitting or authenticating any documents the Debtors deem necessary to implement the transactions provided for in the Plan.

     27. The Objections to confirmation of the Plan that have not been withdrawn are overruled.

     28. The record of the Confirmation Hearing is hereby closed.

     29. In accordance with section 1141 of the Bankruptcy Code, the provisions of the Plan shall be binding upon the Debtors, Reorganized CRC, any person acquiring or receiving property under the Plan, any party to a contract with the Debtors, any lessor or lessee of property to or from the Debtors and any holder of a Claim against or an Interest in the Debtors, whether or not such Claim or Interest is impaired under the Plan and whether or not such holder has filed a proof of claim or has accepted the Plan.

     30. Except as otherwise expressly provided in the Plan or this Order, upon the occurrence of the Effective Date, all Persons shall be precluded from asserting against the Debtors or Reorganized CRC any other or further Claims, including but not limited to the rights, if any, related to audit rights by the IRS or other applicable authorities with respect to the Tax


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Refund and/or the Adjusted Tax Refund, or equity interests based on any act, omission, transaction or other activity of any kind or nature that occurred before the Confirmation Date, and the Confirmation Order shall be a judicial determination of discharge of all Claims against the Debtors pursuant to sections 524 and 1141 of the Bankruptcy Code, and shall void any judgment obtained or entered against Debtors at any time, to the extent the judgment relates to discharged Claims.

     31. Except as otherwise provided in the Plan or this Order, as of the Effective Date, all Persons that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is cancelled or terminated pursuant to the Plan are permanently enjoined from taking any of the following actions on account of such discharged Claims, debts, or liabilities or cancelled or terminated Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against Debtors and/or their property or Reorganized CRC and/or its property; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree, or other against Debtors and/or their property or Reorganized CRC and/or its property; (c) creating, perfecting or enforcing any lien or encumbrance against Debtors and/or their property or Reorganized CRC and/or its property; (d) asserting a right of subrogation or recoupment of any kind against any debt, liability or obligation due to Debtors and/or their property or Reorganized CRC and/or its property; and (e) commencing or continuing any action that does not comply with or is inconsistent with the provisions of the Plan.


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     32. Except as otherwise provided in the Plan or in this Order, upon the
Effective Date, title to all Assets and property of the Debtors, and all property of the Estate, including, pursuant to section 1123(b)(3)(b) of the Bankruptcy Code, each and every claim, demand or cause of action which the Debtor had or had power to assert immediately prior to Confirmation, will revest in Reorganized CRC, free and clear of all liens, Claims and Interests. Thereafter, Reorganized CRC will hold these Assets without further jurisdiction, restriction or supervision of the Bankruptcy Court.

     33. Except as otherwise expressly provided in the Plan and this Order, the Debtors on behalf of themselves and Reorganized CRC, and the Committee with respect to the matters being assigned to it for prosecution, have retained and reserved all rights to prosecute any Rights of Action, whether arising prior to or after the Petition Date, in any court or other tribunal, including, without limitation, in an adversary proceeding filed in the Cases. The failure to identify in the Disclosure Statement any potential or existing Right of Action generally or specifically does not limit the rights of the Debtors, Reorganized CRC or the Committee to pursue any such action.

     34. After the Effective Date, the Committee shall have standing to prosecute, on behalf of the Holders of all Allowed Class 3(a), 3(b), and 3(c) Creditors, the Debtors' Estates' claims (a) to recover transfers as avoidable preferences under section 547 of the Bankruptcy Code, which were identified on Exhibit F to the Disclosure Statement (excluding any payments made to any member of the Bank Group, any prior member of the Bank Group, CIT and/or to Winthrop) (the "Preference Actions"); and (b) the Debtors' Estates' claims against Arthur


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Seelbinder et al. (the "Seelbinder Litigation"). All proceeds of the Seelbinder
Litigation and the Preference Actions (less any amounts approved by the Committee for the payment of the Committee's fees and expenses) shall be turned over to Reorganized CRC which shall hold such proceeds in a segregated account for payment of Allowed Claims of Class 3(a), 3(b) and 3(c) creditors (the "Avoidance Action Account") and shall use such proceeds as provided for under the Plan including, but not limited to, paying the Allowed Claims of Class 3(a),
(b) and (c) creditors as provided in the Plan. The Debtors shall not be responsible for payment of any attorneys' fees or costs relating to prosecution of the Seelbinder Litigation or the Preference Actions.

     35. Notwithstanding anything to the contrary in the Plan or this Order, the Committee shall not commence prosecution of any Preference Actions until the Claim Objection Bar Date. Thereafter, the Committee may commence prosecution of any Preference Action unless the Debtors have filed an objection to a Claim and asserted, as a defense to payment of such Claim under section 502(d) of the Bankruptcy Code, that the holder of a Claim is a recipient of a transfer which may be avoidable under Section 544, 547, 548, 549 or 550 of the Bankruptcy Code or equivalent or analogous applicable state law provisions (a "Defensive Avoidance Action"). The Debtors may settle and compromise any Defensive Avoidance Action with the written consent of the Committee or Bankruptcy Court approval. The cash proceeds actually received on account of such Defensive Avoidance Actions shall be held in the Avoidance Action Account and used to pay Allowed Claims of Class 3(a), 3(b) and 3(c) creditors as provided in the Plan.


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     36. Unless a Right of Action against any Person was expressly waived, relinquished, released, compromised or settled as provided or identified in the Plan or any Final Order, the Debtors on behalf of themselves, Reorganized CRC and the Committee have retained and reserved all Rights of Action for later adjudication and, therefore, no preclusion doctrine, including, without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches shall apply to such Rights of Action upon or after the confirmation or consummation of the Plan. In addition, the Debtors on behalf of themselves and Reorganized CRC have the right to pursue or adopt any claims alleged in any lawsuit in which the Debtors are defendants or interested parties against any Person.

     37. The Debtors are authorized to adopt and implement the Employee Incentive Plan/Stock Option Plan described in Article II.F.5 of the Plan, including but not limited to the issuance of securities pursuant to such plans, and to distribute the Executive Bonuses described in Article II.F.6 of the Plan.

     38. The provisions in Article II.F.8 governing Disputed Claims and Unclaimed Property are hereby approved and found to be fair and reasonable.

     39. On the Effective Date, the transfers of assets by the Debtors contemplated by the Plan (a) shall be legal, valid and effective transfers of property, (b) vest or will vest in the transferee good title to such property free and clear of all Claims, Interests and Liens, except those provided for in the Plan or this Order, (c) do not or will not constitute fraudulent conveyances under any applicable law and (d) do not and will not subject the Debtors,


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Reorganized CRC or property so transferred to any liability by reason of such transfer under applicable law or any theory of law including, without limitation, any theory of successor or transferee liability.

         40. For the purpose of Distributions under the Plan the Indenture Trustee shall be deemed to be the sole holder of all Bondholder Unsecured Claims. Accordingly, all Distributions on account of Allowed Bondholder Unsecured Claims (including beneficial interests in the Creditor Trust and any Distributions in respect of such interests subject to the Creditor Trust Agreement) shall be distributed to the Indenture Trustee, for further distribution in accordance with the terms of the Indenture. The provisions of the Indenture shall govern the method of delivery by the Indenture Trustee of Distributions and the treatment of undeliverable distributions.

         41. No Bondholder shall be entitled to receive any Distribution from the Indenture Trustee respecting the Debenture(s) unless and until such holder shall have first either (i) surrendered or caused to be surrendered to the Indenture Trustee the original Debenture(s) held by such holder; or (ii) if such holder is unable to surrender the original Debenture(s) because same has been lost, destroyed, stolen or mutilated, (x) furnished the Indenture Trustee with an executed affidavit of the loss, destruction, theft or mutilation of such note in a form reasonably satisfactory to the Indenture Trustee, and (y) provided the Indenture Trustee with such security or indemnity as may reasonably be required by the Indenture Trustee, in an amount and form sufficient to indemnify or hold harmless the Indenture Trustee against any claim that may be made against the Indenture Trustee on account of the Distribution of property



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hereunder. Promptly upon receiving such Debentures, the Indenture Trustee shall cancel such Debentures and dispose of such Debentures as provided in the Indenture.

         42. Any Bondholder that fails to surrender its Note(s) or to provide an affidavit in lieu of such Note(s) within six months after the Effective Date shall be conclusively deemed to have no further claim in respect of its Debenture, and all property attributable to claims with respect to such Debentures not surrendered shall be distributed pro rata to all other Bondholders who have complied with paragraph 40 above.

         43. The rights and obligations of the Debtors under the Indenture will be deemed canceled pursuant to section 1123(a)(5) of the Bankruptcy Code on the Effective Date, except to the extent that any provisions of the Indenture or obligations of the Indenture Trustee are included in, or are incorporated by reference into the Plan or this Order. Notwithstanding the cancellation of the Indenture, such cancellation will not impair the rights of the Bondholders to receive distributions on account of such Debentures under the Plan pursuant to and in accordance with the Creditor Trust Agreement and the Indenture, and the Indenture will continue in effect to the extent necessary to allow the Distributions on account of the Debentures in accordance with the Plan and to otherwise implement the Plan, and will continue to govern the relationship between the Bondholders and the Indenture Trustee; provided, however, that after the performance of the duties of the Indenture Trustee required under the provisions of the Plan and this Order, the Indenture Trustee, and its respective successors and assigns will be relieved of all obligations associated with the Indenture, and provided, further that nothing herein shall affect or limit in any way the charging lien of the Indenture Trustee set forth in the Indenture or


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any of the provisions of the Indenture regarding the payment of the Indenture
Trustee's fees and expenses or the application of monies collected or method of payment of distributions to Bondholders, all of which shall remain in full force and effect.

                   RELEASES, EXCULPATIONS, AND INDEMNIFICATION

         44. Each of the officers and directors of the Debtors, the members of the Committee, and each of their respective advisors and attorneys (collectively, the "Exculpees"), effective as of the Effective Date, will be deemed exculpated by Holders of Claims against and Interests in the Debtors and other parties in interest to the Cases (including, without limitation, the Debtors), from any and all claims, causes of action and other assertions of liability (including, without limitation, breach of fiduciary duty), arising out of or related to the exercise by the Exculpees of their functions as members of or advisors to or attorneys for any such individuals or committee or otherwise under applicable law, in connection with or related to the Cases, including without limitation, the formulation, negotiation, preparation, dissemination, Confirmation and consummation of the Plan or this Order and any agreement, instrument or other document issued thereunder or hereunder or related thereto or hereto; provided, however, that neither the Plan nor Confirmation shall have any effect on liability for any act or omission of the officers and directors of the Debtors, the members of the Committee, and each of their respective advisors and attorneys to the extent that such act or omission is ultra vires or constitutes gross negligence or willful misconduct.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES



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         45. Pursuant to section 365(b) of the Bankruptcy Code, on the Effective
Date, the Debtors' unexpired leases and executory contracts identified on Exhibit "A" hereto are assumed by the Debtors.(4) The Debtors shall pay the non-debtor party to such unexpired leases and executory contracts the amounts set forth on Exhibit "A" in full and final satisfaction of the Debtors' obligation to cure any defaults and pay any pecuniary loss arising under such unexpired leases and executory contract which are required to be paid as a condition of assumption of the unexpired lease or executory contract pursuant to
Section 365(b) of the Bankruptcy Code. Notwithstanding the foregoing, the assumption of the Debtors' nonresidential real property lease for property located at 5200 Big Pine Way, Ft. Myers, FL (the "Ft. Myers Lease") shall be governed by the terms of that certain Stipulation and Order Between the Debtors and Bell Tower Properties, L.P. Concerning Confirmation of the Plan, Cure Amount for Assumption of the Lease and Debtors' Motion to Assume and Assign Its Leasehold Interest in the Ft. Myers Florida Lease and to Sell the Lease and Attendant Furniture, Fixtures and Equipment Free and Clear of Liens (the "Bell Tower Stipulation") and the Order Granting "Debtors' Motion For The Entry Of An Order Pursuant To Sections 363(b) And (f) As Well As 365(a) And (f) Of The Bankruptcy Code Authorizing The Sale Of The Debtors' Leasehold Interest In The Ft. Myers, Florida Lease, And The Attendant Furniture, Fixtures And Equipment, Free And Clear Of Liens, Claims And Encumbrances; Related Provisions (the "Bell Tower Order").

All executory contracts and unexpired leases shall be deemed rejected by the Debtors on the Effective Date, including but not limited to those contracts and unexpired leases set forth on


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(4)      Some executory contracts or unexpired leases set forth on Exhibit A may have already been assumed by the Debtors pursuant to Court order.



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Exhibit "B" hereto, unless such contracts or leases (a) are listed on Exhibit
"A" hereto; (b) were expressly assumed prior to the Confirmation Date; (c) are the subject of a stipulation to extend time to assume or reject; or (d) are the subject of a pending motion by the Debtors to assume as of the Confirmation Date even if such motion is heard following the Confinnation Date. An Allowed Claim under an executory contract or an unexpired lease that has been rejected, if any, shall constitute a Class 3(a) Claim. All such Claims shall be filed thirty
(30) calendar days from the date this Order is entered on the Court's docket. Any Claim based upon the rejection of a contract or lease will be barred if the proof of Claim is not timely filed.

         46. All of the Debtors' right, title and interest in any contracts, leases or agreements entered into by the Debtors after the Petition Date, and/or not subject to assumption or rejection under Bankruptcy Code section 365, shall revest in Reorganized CRC, without further action.

                            SUBSTANTIVE CONSOLIDATION

         47. In accordance with the Plan, the Disclosure Statement and the Plan of Corporate Reorganization attached hereto as Exhibit C, CGR and SCLP shall be merged into CRC after the Effective Date. In accordance with and pursuant to
Article II.B of the Plan, the Cases shall be substantively consolidated for purposes of the Plan.

                           AUTHORITY TO IMPLEMENT PLAN

         48. Reorganized CRC is hereby authorized and directed to enter into all agreements and other instruments contemplated by or to be entered into pursuant to the Plan and its provisions.



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         49. In accordance with section 1142 of the Bankruptcy Code, the
Debtors, Reorganized CRC and any other person designated pursuant to the Plan is authorized, empowered and directed, without need for the consent, approval or other action by any director(s), shareholder(s), or limited partner(s), to execute, deliver, acknowledge, adopt, ratify, certify, file and record any document, and to take any other action necessary or appropriate to implement, consummate and otherwise effect the Plan in accordance with its terms in all material respects, and all such persons shall be bound by the terms and provisions of all documents executed and delivered by them in connection with the Plan.

         50. Pursuant to 11 U.S.C. Section 1142 and the Federal Rules of Bankruptcy Procedure 7069 and 7070, all the Debtors' present and former directors, officers, agents, employees, attorneys, and accountants shall cooperate fully in providing the Debtors with all information regarding and access to properties and Assets of the Debtors and their Estates; and to execute and deliver such documents and perform such acts, without need for the consent, approval or other action by any director(s), shareholder(s), or limited partner(s), as are reasonably necessary to enable the Debtors to take possession, custody, and control of all assets vested in the Debtors' Estates pursuant to the Plan to the extent provided for under the Plan and reasonably necessary to transfer all of the assets of the Debtors to Reorganized CRC and the cancellation of all other issued and outstanding shares in CRC and partnership interests in SCLP. The Debtors, Reorganized CRC and their respective agents shall provide information reasonably requested by the Committee in connection with the prosecution of the Seelbinder Litigation and the Avoidance Actions.



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



                                  MISCELLANEOUS

         51. This Order shall be deemed to constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any other documents, instruments or agreements (and any amendments or modifications thereto) and any other acts referred to in, or contemplated by, the Plan or the Disclosure Statement.

         52. The fees and expenses of the Indenture Trustee as set forth in the Fahey Declaration are "reasonable" and shall be paid in accordance with the terms of the Plan.

         53. The New Warrants, the New Common Stock issuable upon exercise thereof, and (to the extent such interests are considered "securities") the beneficial interests in the Creditor Trust all are entitled to the benefits and exemptions provided by 11 U.S.C. Section 1145.

         54. By virtue of 11 U.S.C. Section 1145(a), neither Section 5 of the Securities Act of 1933, as amended, nor any State or local law requiring registration for the offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security apply to the offer or sale of any (a) New Warrants in accordance with the Plan, (b) New Common Stock issuable upon exercise thereof, or (c) beneficial interests in the Creditor Trust, to the extent such beneficial interests are considered "securities."

         55. The purpose, functions and duties of the Creditor Trustee as set forth in the Plan and the Creditor Trust Agreement constitute the Creditor Trustee as an agent or instrumentality of the Debtors. Accordingly, the distribution of New Warrants or New Common Stock by the Creditor Trustee to beneficiaries of the Creditor Trust in accordance with the Plan and the Creditor Trust Agreement shall not cause the Creditor Trust to be deemed an "underwriter" within the meaning of 11 U.S.C. Section 1145(b) with respect to such securities.




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



         56. The Creditor Trustee is hereby deemed to be a "successor to the debtor" for purposes of 11 U.S.C. Section 1145(a). Beneficial interests in the Creditor Trust either are not "securities" within the meaning of the Securities Act of 1933, as amended, or may be issued without registration under such act by virtue of 11 U.S.C. Section 1145(a). Beneficial interests in the Creditor Trust do not constitute a "class of equity securities" within the meaning of the Securities Exchange Act of 1934, as amended, and may be issued without registration under such act. Beneficial interests in the Creditor Trust may be issued without registration of the Creditor Trust as an "investment company" under the Investment Company Act of 1940, as amended, in reliance upon the exemption for transactions that are merely incidental to dissolution. Beneficial interests in the Creditor Trust are not "evidences of indebtedness" within the meaning of the Trust Indenture Act of 1939, as amended, and may be issued without qualification of an indenture under such act.

         57. The offer or sale of the New Common Stock in the Investor Offering and pursuant to the Chapter 11 Stock Plan and the Employee Stock Incentive Plan is exempt from (a) registration under the Securities Act of 1933, as amended, by virtue of Section 4(2) of such act and Regulation D promulgated thereunder and
(b) registration or qualification under any State or local law requiring registration for the offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security under applicable "private offering" exemptions.

         58. By virtue of 11 U.S.C. Section 1145(c), the offer or sale of(a) New Warrants in accordance with the Plan and (b)New Common Stock issuable upon the exercise thereof (including the distribution of any such securities by or through the Creditor Trust to the beneficiaries thereof in accordance with the Plan and the Creditor Trust Agreement) is deemed to be a public offering. Accordingly, such securities shall be deemed not to be "restricted securities" within the meaning the Securities Act of 1933, as amended, and may be resold without registration under such act by any holder thereof (including but not limited to any beneficiaries of the Creditor Trust to whom such securities may be distributed), provided that such holder is not deemed under 11 U.S.C. Section 1145(b) to be an underwriter with respect to such securities.

         59. Neither the Investor Offering, nor the offering of New Common Stock pursuant to the Chapter 11 Stock Plan, nor the offering of New Common Stock pursuant to the Employee Stock Incentive Plan, nor the offering of the New Warrants (including the offer and sale of New Common Stock through or upon exercise of New Warrants) shall be "integrated" one with another in any manner that would cause the loss of any applicable exemption from federal or state securities registration with respect to any security issued in any such offering.

         60. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of any security under the Plan or the making or delivery of any instrument of transfer pursuant to, in implementation of or as contemplated by the Plan or the revesting, transfer or sale of any real or personal property of the Debtors, Reorganized CRC or the Estates pursuant to, in implementation of or as contemplated by the Plan shall not be taxed under any federal, state or local law imposing a document recording tax, a conveyance fee, real estate transfer tax, intangibles or similar tax, mortgage tax, stamp tax, or similar tax or governmental assessment.

         61. All New Common Stock to be issued pursuant to the Plan whether in the Investor Offering, pursuant to the Chapter 11 Stock Plan or Employee Stock Incentive Plan, or upon exercise of New Warrants, shall be, upon such issuance, validly issued, fully paid and non-assessable.

         62. Except as otherwise provided in the Plan or this Order and except as to CIT and the Bank Group, on the Effective Date, any Lien securing any Secured Claim shall be deemed released, and the person holding such Secured Claim is hereby authorized and directed to release any collateral or other property of the Debtors (including without limitation, any cash collateral) held by such person and to take such actions as may be requested by Reorganized CRC or any lender or prospective lender of Reorganized CRC to evidence the release of such Lien, including, without limitation, the execution, delivery and filing or recording of such releases as may be requested by Reorganized CRC.

         63. The appropriate state or local governmental officials are hereby directed, upon the presentation of a copy of this Order, to terminate the filings evidencing any security interests against any property of the Debtors deemed released under the immediately preceding paragraph. This Court hereby retains jurisdiction to enforce the foregoing directions.

         64. The failure to reference or discuss any particular provision of the Plan in this Order shall have no effect on the validity, binding effect and enforceability of such provision and such provision shall have the same validity, binding effect and enforceability as every other provision of the Plan.

         65. If any or all of the provisions of this Order are hereafter modified, vacated or reversed by subsequent order of this or any other court, such reversal, modification or vacation shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtors' receipt of written notice of any such order, nor shall such reversal, modification or vacation of this Order affect the validity or enforceability of such act or such obligations. Notwithstanding any reversal, modification or vacation of this Order, any such act or obligation incurred or undertaken pursuant to and in reliance on this Order prior to the Effective Date of such reversal, modification or vacation shall be governed in all respects by the provisions of this Order and the Plan and all documents, instruments and agreements related thereto or any amendments or modifications thereto.

         66. This Court hereby retains jurisdiction over the Case to the full extent provided for in Article V.L of the Plan.

         67. The provisions of Rules 3020(e) and 7062 of the Federal Rules of Bankruptcy Procedure shall not apply, and this Order shall take effect immediately and shall not be stayed.

         68. The Committee shall not be dissolved upon Confirmation. However, as of the Effective Date, the Committee and each of its members shall be released and discharged from all duties and obligations arising from or related to the Cases, except those specifically reserved to the Committee under the terms of the Plan. Following the Effective Date, the Committees' fees and expenses shall be paid first from the Litigation Reserves until exhausted and then, upon

Committee authorization, from any Litigation Proceeds until exhausted and then from any other Distributions to Class 3 Creditors. The Debtors shall have no liability for any post-Confirmation fees and/or expenses other than the Litigation Reserves. Following the Effective Date, the Committee may reconstitute itself to reduce the number of its members or otherwise change its membership, in its sole discretion. Notice of any such reconstitution shall be provided to Reorganized CRC.

         69. Subject to further order of the Bankruptcy Court, the Committee shall be dissolved effective as of the date of final distribution of all cash payments to be made to the holders of the Class 3 Claims under the Plan.

         70. Debtors shall serve this Order upon creditors and interested parties. It is so ordered.


Dated: Columbus, Ohio

9/11          , 2002
--------------


                                        /s/ DONALD E. CALHOUN, JR.
                                        ---------------------------------------
                                        Donald E. Calhoun, Jr.
                                        United States Bankruptcy Judge





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